                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14 a-12

                              MUNDER SERIES TRUST
                             MUNDER SERIES TRUST II
                            THE MUNDER @VANTAGE FUND
------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

 ------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

(MUNDER LOGO)                                          TUESDAY, DECEMBER 5, 2006

Dear Shareholder:

We have attempted to contact you numerous times by phone or by mail with regard to your investment in The Munder Funds. The Special Meeting of Shareholders was originally scheduled for October 26, 2006 and was adjourned until November 20th. Since your Fund did not receive enough votes to conduct the formal business of the Meeting on November 20th, the Meeting has been adjourned once again to December 14th. WE ARE WRITING TO YOU BECAUSE YOUR SHARES HAVE NOT YET BEEN VOTED AND IT IS VERY IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THE SPECIAL MEETING.

You may think your investment is insignificant to the outcome of this Meeting, but it is not. The remaining unvoted shares are primarily held by shareholders just like you. In order for the Fund to reach the required 50% voting level to complete the business of the Meeting, we need shareholders like you to vote before December 14th.

Time is running out until the next adjourned Meeting, so please take a moment to vote your shares today! Should you have any questions regarding your proxy vote, please call 1-800-331-7487. Thank you in advance for your assistance with this matter.

Sincerely,


/s/ John S. Adams
-----------------------------------------
John S. Adams
President and Principal Executive Officer
The Munder Funds

        THE TELEPHONE AND INTERNET VOTING OPTIONS ONLY TAKE A FEW MOMENTS OF YOUR TIME AND YOUR VOTE WILL BE RECORDED INSTANTLY. PLEASE USE
                    ONE OF THESE OPTIONS IF AVAILABLE TO YOU.

(TELEPHONE) VOTE BY PHONE.         (COMPUTER) VOTE BY INTERNET.       (ENVELOPE) VOTE BY MAIL. You
            You may simply call               Log on to                          may cast your vote
            the toll-free number              www.proxyvote.com                  by signing and dating
            found on the                      and follow the simple              the enclosed proxy
            enclosed proxy card.              instructions on the                card and inserting it
                                              website.                           in the postage-paid
                                                                                 envelope provided.